UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report: (Date of earliest event reported):
                                January 24, 2005


                            MARVEL ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                  001-13638                 13-3711775

---------------------------- ------------------------ --------------------------
(State or other jurisdiction (Commission file number)      (I.R.S. Employer
    of incorporation or                                   Identification No.)
       organization)

10 East 40th Street, New York, New York                                 10016
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip code)

                                 (212) 576-4000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.     Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

(b) & (c)      On January 24, 2005, the Company appointed Mark D. Plotkin as its
Chief Accounting Officer and Vice President, Finance. From June, 2004 to the date of his appointment, Mr. Plotkin, 40, was the Company's Vice President, Finance. For more than five years prior to his employment with the Company, he was employed by Ernst & Young LLP, a public accounting firm, most recently as a Senior Manager.

               Mr. Plotkin reports to Kenneth P. West, the Company's Executive Vice President and Chief Financial Officer, who, in such capacities, served as the Company's principal accounting officer prior to Mr. Plotkin's appointment.










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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, Marvel Enterprises, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MARVEL ENTERPRISES, INC.


                                            By: /s/ John Turitzin
                                                ----------------------------
                                            Name:  John Turitzin
                                            Title: Executive Vice President
                                                   and General Counsel


Date: January 27, 2005